Exhibit 12.1

AMENDMENT NO. 1, dated as of September [30], 2013 (this “Amendment”), to the Credit Agreement dated as of March 6, 2013, among Cedar fair, L.P., a Delaware limited partnership (the “U.S. Borrower”), MAGNUM MANAGEMENT CORPORATION, an Ohio corporation (the “U.S. Co-Borrower”), CANADA’S WONDERLAND COMPANY, a Nova Scotia unlimited liability company (the “Canadian Borrower” and, collectively with the U.S. Borrower and the U.S. Co-Borrower, the “Borrowers” and, individually, a “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), the Issuing Lenders and Swing Line Lenders party thereto and jpmorgan chase bank, n.a., as Administrative Agent (the “Administrative Agent”) and as collateral agent (as amended, restated, modified and supplemented from time to time, the “Credit Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrowers desire to amend the Credit Agreement on the terms set forth herein;
WHEREAS, Section 11.1 of the Credit Agreement provides that the relevant Loan Parties and the Required Lenders may amend the Credit Agreement and the other Loan Documents for certain purposes;
WHEREAS, the Borrowers have requested the Required Lenders and the Administrative Agent consent to amend the Credit Agreement in certain respects as set forth herein;
NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.Amendment. Subject to the conditions set forth below, and in reliance upon the representations and warranties of the Loan Parties set forth in the Credit Agreement and in this Amendment, effective as of the Amendment No. 1 Effective Date (as defined herein), the Credit Agreement is hereby amended as follows:
(a)The definition of “Qualified Counterparty” is hereby amended by adding the words “or on the Closing Date” after the words “was entered into” only in the first instance in the definition.
(b)The definition of “Specified Hedge Agreement” is hereby amended by deleting the words “after the Closing Date” in clause (i) of the first sentence.
Section 2.Representations and Warranties, No Default. The Borrowers hereby represent and warrant that as of the Amendment No. 1 Effective Date, after giving effect to the amendments set forth in this Amendment, (i) no Default or Event of Default exists and is continuing and (ii) all representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date (provided that representations and

Exhibit 12.1

warranties that are qualified by materiality are true and correct (after giving effect to any qualification therein) in all respects on and as of the date hereof).
Section 1.Effectiveness. Section 1 of this Amendment shall become effective on the date (such date, if any, the “Amendment No. 1 Effective Date”) that the following conditions have been satisfied:
(i)Consents. The Administrative Agent shall have received executed signature pages hereto from Lenders constituting the Required Lenders and each Loan Party;
(ii)Expenses. J.P. Morgan Securities LLC shall have received all reasonable and documented out-of-pocket expenses for which invoices have been presented (including the reasonable expenses of legal counsel), on or before the Amendment No. 1 Effective Date.
(iii)Representations and Warranties. The representations and warranties in Section 2 hereof shall be true and correct in all material respects.
Section 2.Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
Section 3.Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 4.Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
Section 5.Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, any other Agent or the Issuing Lenders, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity of the Liens granted by it pursuant to the Security Documents. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from

Exhibit 12.1

and after the Amendment No. 1 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment. Each of the Loan Parties hereby consents to this Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement as amended hereby.

[signature pages follow]

Exhibit 12.1

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.
CEDAR FAIR, L.P.
By Cedar Fair Management Inc., its Managing General Partner

By:	_______________________________________________
Name:
Title:
MAGNUM MANAGEMENT CORPORATION

By:	_______________________________________________
Name:
Title:
CANADA’S WONDERLAND COMPANY

By:	_______________________________________________
Name:
Title:
Solely for purposes of Section 7 of this Amendment:
BOECKLING, L.P.
By: Magnum Management Corporation, its General Partner

By:	_______________________________________________
Name:
Title:

[Signature Page to Amendment]

Exhibit 12.1

CEDAR FAIR
By: Magnum Management Corporation, its Managing General Partner

By:	_______________________________________________
Name:
Title:
CEDAR FAIR SOUTHWEST INC.

By:	_______________________________________________
Name:
Title:
CEDAR POINT OF MICHIGAN, INC.

By:	_______________________________________________
Name:
Title:
CEDAR POINT, INC.

By:	_______________________________________________
Name:
Title:
KINGS ISLAND COMPANY

By:	_______________________________________________
Name:
Title:

[Signature Page to Amendment]

Exhibit 12.1

KNOTT’S BERRY FARM
By: Cedar Fair L.P., its General Partner

By:	_______________________________________________
Name:
Title:
MICHIGAN’S ADVENTURE, INC.

By:	_______________________________________________
Name:
Title:
WESTERN ROW PROPERTIES, INC.

By:	_______________________________________________
Name:
Title:
WONDERLAND COMPANY INC.

By:	_______________________________________________
Name:
Title:

[Signature Page to Amendment]

Exhibit 12.1

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By:	_______________________________________________
Name:
Title:

[Signature Page to Amendment]

Exhibit 12.1

The undersigned hereby consents to Amendment No. 1:

________________________________________
(Name of Institution)

By:	____________________________________
Name:
Title:

By:	____________________________________
Name:
Title:

[Consent to Amendment]